                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. N/A )

Filed by the registrant  [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:                 [ ] Confidential, for Use of
         [ ] Preliminary proxy statement       the Commission Only
         [X] Definitive proxy statement        (as permitted by Rule 14a-6(e)(2)
         [ ] Definitive additional materials
         [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     THE PB FINANCIAL SERVICES CORPORATION
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                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant) Payment of filing fee (Check the appropriate box):
      [X]     No fee required
      [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11.

      (1)Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

      (2)Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------

      (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

      (4)Proposed maximum aggregate value of transaction:
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      (5)Total fee paid:
--------------------------------------------------------------------------------
      [ ]     Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
      [ ]     Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)Amount previously paid:
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      (2)Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

      (3)Filing Party:
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      (4)Date Filed:
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

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 16, 2000


To the Shareholders of The PB Financial Services Corporation:


The Annual Meeting of Shareholders of The PB Financial Services Corporation (the "Company") will be on Tuesday, May 16, 2000 at 4:30 p.m. at The Peachtree Bank, 9570 Medlock Bridge Road, Duluth, Georgia, for the following purposes:

(1) To reelect the current members of the Board of Directors to serve a one-year term expiring at the 2001 Annual Meeting of Shareholders and upon the election and qualification of their successors and


(2) To amend Article 7 of the Company's Articles of Incorporation to provide for the directors to be divided into three classes with the classes to serve staggered terms of three years each and

(3) To add a new Article 8 to the Company's Articles of Incorporation which requires a supermajority (66-2/3%) vote of the directors or the issued and outstanding shares to change the number of directors and

(4) To add a new Article 13 to the Company's Articles of Incorporation which requires a supermajority (66-2/3%) vote of the issued and outstanding shares to approve any merger or share exchange of the Company with or into another corporation, or any sale, lease or other disposition of all or substantially all of the assets of the Company unless such transaction has been approved by the affirmative vote of two-thirds (66-2/3%) of the directors of the Company, in which case the affirmative vote of a majority of the issued and outstanding shares will be required and

(5) To add a new Article 14 to the Company's Articles of Incorporation which provides that the Board of Directors may consider factors in addition to price when evaluating an offer to acquire the Company and

(6) To amend Article 9 of the Company's Articles of Incorporation to require that any amendment of Article 9 be approved by the affirmative vote of two-thirds (66-2/3%) of the issued and outstanding shares unless two-thirds (66-2/3%) of the directors of the Company have approved the amendment, in which case the approval of a majority of the outstanding shares will be required and

(7) To amend Article 11 of the Company's Articles of Incorporation to require that any amendment of Article 11 be approved by the affirmative vote of two-thirds (66-2/3%) of the issued and outstanding shares unless two-thirds (66-2/3%) of the directors of the Company have approved the amendment, in which case the approval of a majority of the outstanding shares will be required; and


(8) To transact other business as may properly come before the meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on March 15, 2000, as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting.

To ensure the greatest number of shareholders will be present either in person or by proxy, we ask that you mark, date, sign, and return the enclosed proxy card as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and cast your vote in person. You may revoke your proxy at any time before the proxy is exercised.


                                 By Order of the Board of Directors,


                                  /s/ Kelly J. Johnson
                                 -----------------------------------------------
                                 Kelly J. Johnson
                                 Corporate Secretary


April 11, 2000

THE PB FINANCIAL SERVICES CORPORATION
9570 Medlock Bridge Road
Duluth, Georgia   30097
(770) 814-8100


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                    PROXY STATEMENT FOR 2000 ANNUAL MEETING

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                                  INTRODUCTION


The Board of Directors of The PB Financial Services Corporation (the "Company") is furnishing this Proxy Statement in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders to be held on Tuesday, May 16, 2000, and at any adjournments thereof. In addition to this solicitation by mail, the officers and employees of the Company and its wholly-owned subsidiary, The Peachtree Bank (the "Bank"), without additional compensation, may solicit Proxies in favor of the Proposal, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward Proxy solicitation material to the beneficial owners of the shares, where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The Company will bear the costs of solicitation of Proxies for the Annual Meeting.

This Proxy Statement and the proxy card are first being mailed to shareholders on or about April 21, 2000. If the enclosed proxy card is properly executed, returned, and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the proxy card is signed and returned but specifications are not made, the proxy will be voted FOR the reelection of the nominees to the Board of Directors and FOR the amendments to the Articles of Incorporation. The Board of Directors of the Company is not aware of any other matters which may be presented for action at the meeting, but if other matters do properly come before the meeting, it is intended that shares represented by proxies will be voted by the persons named in the proxies in accordance with their best judgement.

You can revoke your proxy at any time before it is voted by delivering to Kelly
J. Johnson, Corporate Secretary of the Company, at the main office of the Company, either written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

                         RECORD DATE AND VOTING RIGHTS

The Board of Directors has fixed the close of business on March 15, 2000 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting. As of the close of business on the record date, the authorized common stock, $5.00 par value (the "Common Stock"), of the Company consisted of 10,000,000 shares, with 775,375 shares issued and outstanding. Each issued and outstanding share is entitled to one vote.

Directors are elected by plurality of the shares present in person or by proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote.

Approval of the amendments to the Articles of Incorporation or any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Annual Meeting.



                       PROPOSAL 1 - ELECTION OF DIRECTORS

The Board proposes that the current slate of directors to be reelected as directors of The PB Financial Services Corporation to serve an additional one-year term and until their successors are duly elected and qualified. If any of these nominees should become unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for any other person or persons as may be nominated. To be elected, a director nominee must receive more votes than any other nominee for the same seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee.

The table below sets forth for each director nominee (a) the person's name, (b) his age at January 1, 2000, (c) the year he was first elected as a director, and (d) his position with The PB Financial Services Corporation other than a director and his other business experience for the past five years.

                               DIRECTOR NOMINEES

                     TO SERVE A TERM OF ONE YEAR UNTIL 2001


                                                     Year
                                                     First             Principal
Name                                Age              Elected           Occupation
----                                ---              -------           ----------
Robert Cheeley                      42               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Attorney/Retired


Daniel B. Cowart                    41               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Real Estate Developer


Paul D. Donaldson                   53               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Real Estate Developer


Charles L. Douglas                  75               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Insurance Agent/Retired


Dexter R.Floyd                      53               1999              Director of The PB Financial
                                                                       Services Corporation and
                                                                       Direct Mail Advertising/Printing


J. Edwin Howard                     71               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Retired


John J. Howard                      40               1999              Chairman of the Board of
                                                                       The PB Financial Services
                                                                       Corporation and Retail/Hardware

J. Stephen Hurst                    50               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Insurance Agent


Charles A. Machemehl, III           42               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Orthodontist


J. Paul Maggard                     38               1999              Director of The PB Financial
                                                                       Services Corporation
                                                                       and Restaurateur


Monty G. Watson                     41               1999              Chief Executive Officer,
                                                                       President, and Director of The PB
                                                                       Financial Services Corporation


                      MEETINGS AND COMMITTEES OF THE BOARD

During the year ended December 31, 1999, the Board of Directors of the Company had one meeting. All incumbent directors attended this meeting.

Additionally, during the year ended December 31, 1999, the Board of Directors of the Bank held 12 meetings. The directors of the Bank are the same as those of the Company.

The Board of Directors of the Company has no audit, compensation or nominating committees. The Board of Directors will consider shareholders' nominations of individuals to serve as directors if information concerning such nominees, including the person's name and a description of his or her qualifications are furnished in writing to the Chairman of the Board of the Company.


                               EXECUTIVE OFFICERS

Monty G. Watson and Kelly J. Johnson are executive officers of the Company. Mr. Watson has served as President and Chief Executive Officer of the Company since its inception in 1999 and the Bank since its inception in 1998.

Ms. Johnson has served as Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company since its inception in 1999, and Senior Vice President, Chief Financial Officer and Chief Operating Officer of the Bank since its inception in 1998. Ms. Johnson is 43 years old.

                COMPENSATION OF EXECUTIVE OFFICER AND DIRECTORS


The following table sets forth certain summary information concerning the compensation paid or granted to the Company's chief executive officer in fiscal year 1999.

                            CASH COMPENSATION TABLE

Name and Principal Position                 Year             Salary
---------------------------                 ----             -------
Monty G. Watson, President and              1999             $141,145
Chief Executive Officer


Currently, the directors of The PB Financial Services Corporation receive no compensation for their service as directors, and they will not be compensated for their service as directors until The PB Financial Services Corporation achieves cumulative profitability.

The following table contains, with respect to the person named in the Summary Compensation table, information concerning the number of PB Financial Services Corporation stock options held, the number currently exercisable, and the value of the exercisable options. On October 20, 1998, The Peachtree Bank granted Mr. Watson an option to purchase 20,000 shares of The Peachtree Bank common stock, with all shares being exercisable on the date of grant. Upon the reorganization of the Bank to a holding company structure, each option to purchase one share of The Peachtree Bank common stock was converted into an option to purchase one share of The PB Financial Services Corporation common stock. Based on the limited trading information available on the Company's common stock, the per share market value of The Peachtree Bank common stock at December 31, 1999 ($10.00) was equal to the per share exercise price of the listed options ($10.00). Fair market value is based on trades in Bank Stock during 1999.

                         FISCAL YEAR-END OPTION VALUES

                                                     Value of Unexercised
                  No. of Unexercised                 In-the-Money
                  Options at 12/31/99                Options at 12/31/99
Name              # Exercisable/Unexercisable        # Exercisable/Unexercisable
----              ---------------------------        ---------------------------
Monty G. Watson            20,000/0                            $0/$0

                              CERTAIN TRANSACTIONS

The PB Financial Services Corporation's directors and principal officers, their immediate family members and certain companies and other entities associated with them, have been customers of and have had banking transactions with The Peachtree Bank and are expected to continue these relationships in the future. In the opinion of The Peachtree Bank's management, the extensions of credit made by The Peachtree Bank to such individuals, companies and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.


                OWNERSHIP OF PB FINANCIAL SERVICES COMMON STOCK

MANAGEMENT STOCK OWNERSHIP

The following table presents information about each of the directors and executive officers of The PB Financial Services Corporation and all executive officers and directors as a group. Unless otherwise indicated, each person has sole voting and investment powers over the indicated shares. Information relating to beneficial ownership of the PB Financial common stock is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.

                                 Number of Shares           Percent
                                 Beneficially Owned at      Of
Name                             The Record Date            Class (%)
----                             ---------------------      ---------
(A) DIRECTORS

Robert D. Cheeley                   37,636 (1)                4.81%

Daniel B. Cowart                    37,636 (2)                4.81%

Paul D. Donaldson                   32,132 (3)                4.11%

Charles L. Douglas                  13,172 (4)                1.69%

Dexter R. Floyd                     30,736 (5)                3.93%

J. Edwin Howard                     12,545 (6)                1.61%

John J. Howard                      34,876 (7)                4.46%

J. Stephen Hurst                    12,545 (8)                1.61%

Charles Machemehl, III              25,090 (9)                3.21%

J. Paul Maggard                     26,197 (10)               3.36%

Monty G. Watson                     30,155 (11)               3.79%

(B) EXECUTIVE OFFICER

Kelly J. Johnson                     6,800 (12)                .87%


(C) EXECUTIVE OFFICERS AND
DIRECTORS AS A GROUP (12 PERSONS)  299,519                   35.11%

---------------

1) Consists of 20,000 shares held by Cheeley Investments and 10,000 shares held by Mr. Cheeley's spouse, as to which beneficial ownership is shared; also includes option to purchase 7,636 shares of The PB Financial Services Corporation common stock.

2) Includes option to purchase 7,636 shares of The PB Financial Services Corporation common stock.

3) Includes 2,420 shares held by Mr. Donaldson's spouse in an IRA plan, 500 shares held by Mr. Donaldson's spouse and 2,500 shares held by Con-Structural Enterprises, Inc. to which beneficial ownership is shared; also includes option to purchase 6,012 shares of The PB Financial Services Corporation common stock.

4) Includes 500 shares held by Mr. Douglas' spouse as to which beneficial ownership is shared; also includes option to purchase 2,672 shares of The PB Financial Services Corporation common stock.

5) Includes of 1,000 shares held by Mr. Floyd's spouse and 2,000 shares held by Mr. Floyd's adult children as to which beneficial ownership is shared; also includes option to purchase 6,236 shares of The PB Financial Services Corporation common stock.

6) Includes option to purchase 2,545 shares of The PB Financial Services Corporation common stock.

7) Includes 1,000 shares held by Mr. Howard's spouse and 800 shares held by Mr. Howard's spouse as custodian for their minor children; also includes option to purchase 7,076 shares of The PB Financial Services Corporation common stock.

8) Includes 5,000 shares held in Mr. Hurst's IRA plan; also includes option to purchase 2,545 shares of The PB Financial Services Corporation common stock.

9) Includes option to purchase 5,090 shares of The PB Financial Services Corporation common stock.

10) Includes 900 shares held by Mr. Maggard as custodian for his minor children; also includes option to purchase 5,297 shares of The PB Financial Services Corporation common stock.

11) Includes 7,100 shares held in Mr. Watson's IRA plan and 2,055 shares held by Mr. Watson as custodian for his minor children; also includes option to purchase 20,000 shares of The PB Financial Services Corporation common stock.

12) Consists of 1,800 shares held in Ms. Johnson's IRA plan; also includes option to purchase 5,000 shares of The PB Financial Services Corporation common stock.



               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers and persons who own more than 10% of the Company's outstanding Common Stock file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's Common Stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the reports they file.

To the Company's knowledge, based solely upon a review of copies of Reports of Beneficial Ownership and Changes in Beneficial Ownership furnished to it and representations that no other reports were required, its directors, executive officers, and greater than ten percent shareholders have complied with applicable Section 16(a) filing requirements.

                     AMENDMENT OF ARTICLES OF INCORPORATION

The Board of Directors has determined that it is in the best interest of the Company to amend and restate its Articles of Incorporation to include anti-takeover provisions. The purpose of these provisions is not to prevent the acquisition of the Company by any acquiror, but rather to give the Board control over any such transaction by requiring the potential acquiror to negotiate with the Board, who can then determine whether the proposed transaction would be in the best interests of the shareholders. The approval of the amendments to the Articles of Incorporation requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy and entitled to vote on the matter. The proposed amendments are described below.



             PROPOSAL 2 - AMENDMENT OF ARTICLE 7 - STAGGERED BOARD

Article 7, as it is proposed to be amended, provides that the Board of Directors of the Company will be divided into three classes and that the directors in each class will serve for staggered terms of three years each. This means that, unless the existing directors were to resign (which might be the case in a friendly acquisition of the Company), it would take two annual meetings of the Company's shareholders to replace a majority of its directors. As amended, the new Article 7 will read as follows:

                                      "7.

a. The Board of Directors shall be divided into three (3) classes, Class I, Class II, and Class III, which shall be as nearly equal in number as possible. Each director in Class I shall be elected to an initial term of one (1) year, each director in Class II shall be elected to an initial term of two (2) years, each director in Class III shall be elected to an initial term of three (3) years, and each director shall serve until the election and qualification of his or her successor or until his or her earlier resignation, death or removal from office. Upon the expiration of the initial terms of office for each Class of directors, the directors of each Class shall be elected for terms of three (3) years, to serve until the election and qualification of their successors or until their earlier resignation, death or removal from office.

b. Unless two thirds (2/3) of the directors then in office shall approve the proposed change, this Article 7 may be amended or rescinded only by the affirmative vote of the holders of at least two thirds (2/3) of the issued and outstanding shares of the Corporation entitled to vote in an election of directors, at any regular or special meeting of the shareholders, and notice of the proposed change must be contained in the notice of the meeting."

          PROPOSAL 3 - ADDITION OF NEW ARTICLE 8 - SUPERMAJORITY VOTE
                         TO CHANGE NUMBER OF DIRECTORS

A new article 8 is proposed to be added. This Article would require a supermajority (66 2/3%) vote of the directors or shareholders to change the number of directors of the Company. This article helps to discourage a potential raider from attempting to take over the Company by removing one of the ways in which the raider could gain control of the Board; that is, after gaining control of the majority of the stock, a raider could double the size of the Board and elect its nominees as directors. As amended, the new Article 8 will read as follows:

                                      "8.

a. Except as provided in paragraph (b) of this Article 8, the Board of Directors shall have the right to adopt, amend, or repeal the bylaws of the Corporation by the affirmative vote of a majority of the issued and outstanding shares of the Corporation entitled to vote in an election of directors.

b. Notwithstanding paragraph (a) of this Article 8, any amendment of the bylaws of the Corporation changing the number of directors shall require the affirmative vote of two-thirds (2/3) of all directors then in office or the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding shares of the Corporation entitled to vote in an election of directors, at any regular or special meeting of the shareholders, and notice of the proposed change must be contained in the notice of the meeting."



          PROPOSAL 4 - ADDITION OF NEW ARTICLE 13 - SUPERMAJORITY VOTE
                               TO APPROVE MERGER

A new Article 13 will be added providing that a supermajority vote of the shareholders (66 2/3%) will be required to approve any merger or share exchange of the Company with or into another corporation, or any sale, lease, exchange or other disposition of all or substantially all of the assets of the Company unless such transaction has been approved by the affirmative vote of two-thirds of the directors of the Company then in office, in which case the affirmative vote of a majority of the issued and outstanding shares will be required. The new Article 13 will read as follows:

                                      "13.

a. In any case in which the Georgia Business Corporation Code or other applicable law requires shareholders approval of any merger or share exchange of the Corporation with or into any other corporation, or any sale, lease, exchange or other disposition of substantially all of the assets of the Corporation to any other corporation, person or other entity, such approval shall require either:

         (i) the affirmative vote of two-thirds (2/3) of the directors of the Corporation then in office and the affirmative vote of a majority of the issued and outstanding shares of the corporation entitled to vote; or

         (ii) The affirmative vote of a majority of the directors of the Corporation then in office and the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding shares of the Corporation entitled to vote.

b. The Board of Directors shall have the power to determine for the purposes of this Article 13, on the basis of information known to the Corporation, whether any sale, lease or exchange or other disposition of part of the assets of the Corporation involves substantially all of the assets of the Corporation."



          PROPOSAL 5 - ADDITION OF NEW ARTICLE 14 - OTHER CONSTITUENCY
                                   PROVISION

A new article 14 will also be added to the Articles. This article will provide that the Board may consider factors in addition to price when evaluating an offer from another party to acquire the Company. The new Article 14 will read as follows:

                                      "14.

a. The Board of Directors, when evaluating any offer of another party (i) to make a tender offer or exchange offer for any equity security of the Corporation, (ii) to merge or consolidate any other corporation with the Corporation, or (iii) to purchase or otherwise acquire all or substantially all of the assets of the Corporation, shall, in determining what is in the best interests of the Corporation and its shareholders, give due consideration to all relevant factors, including without limitation: (A) the short-term and long-term social and economic effects on the employees, customers, shareholders and other constituents of the Corporation and its subsidiaries, and on the communities within which the Corporation and its subsidiaries operate (it being understood that any subsidiary bank of the Corporation is charged with providing support to and being involved in the communities it serves); and (B) the consideration being offered by the other party in relation to the then-current value of the Corporation in a freely negotiated transaction and in relation to the Board of Directors' then-estimate of the future value of the Corporation as an independent entity.

b. Unless two-thirds (2/3) of the directors then in office shall approve the proposed change, this Article 14 may be amended or rescinded only by the affirmative vote of the holders of at least two thirds (2/3) of the issued and outstanding shares of the Corporation entitled to vote thereon, at any regular or special meeting of the shareholders, and notice of the proposed change must be contained in the notice of the meeting."

          PROPOSAL 6 - AMENDMENT OF ARTICLE 9 - SUPERMAJORITY VOTE TO
                 AMEND ARTICLE REGARDING REMOVAL OF DIRECTORS


In addition, the amended and restated Articles will require that any amendment of Articles 7, 8, 13, and 14, as described above, as well as Articles 9 (dealing with removal of directors) and 11 (limiting the liability of directors), be approved by the affirmative vote of the holders of at least two thirds of the issued and outstanding shares of Company Stock unless two-thirds of the entire Board of Directors approves the amendment, in which case the applicable provisions of the Georgia Business Corporation Code would govern and the approval of only a majority of the outstanding shares of Company Stock would be required.

           PROPOSAL 7 - AMENDMENT OF ARTICLE 11 - SUPERMAJORITY VOTE
                TO AMEND ARTICLE LIMITING LIABILITY OF DIRECTORS

As also provided in the Articles 7, 8, 9, 13 and 14 described above, the amended and restated Articles will require that any amendment of Article 11 (dealing with limiting the liability of directors) be approved by the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Company Stock unless two-thirds of the entire Board of Directors approves the amendment, in which case the applicable provisions of the Georgia Business Corporation Code would govern and the approval of only a majority of the outstanding shares of Company Stock would be required.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION.

                         INDEPENDENT PUBLIC ACCOUNTANTS

BDO Seidman, LLP is the accounting firm responsible for preparing an audited report of the Company's financial statements. BDO Seidman has acted as the Bank's accounting firm since its inception in 1998. A representative from BDO Seidman is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.


                             AVAILABLE INFORMATION

A copy of the Company's Annual Report on Form 10-KSB is available upon request (except for the exhibits thereto) without charge. Shareholders may request a copy of the "Form 10-KSB" by contacting Kelly J. Johnson, The PB Financial Services Corporation, 9570 Medlock Bridge Road, Duluth, Georgia, 30097 (Telephone: 770-814-8100).


                             SHAREHOLDER PROPOSALS

Any shareholder proposal submitted for consideration at the next Annual Meeting of Shareholders must be received at the principal offices of the Company not later than December 1, 2000, to be included in the 2001 proxy materials. A shareholder must notify the Company before February 1, 2001 of a proposal in the 2001 Annual Meeting which the shareholder intends to present other than by inclusion in the Company's proxy materials. If the Company does not receive such notice prior to February 1, 2001, proxies solicited by management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.


                                 OTHER MATTERS

The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

April 11, 2000


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

                                     PROXY

                     THE PB FINANCIAL SERVICES CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS


         The undersigned hereby constitutes and appoints Monty G. Watson and Kelly J. Johnson, or either of them, as proxies, each with full power of substitution, to vote the number of shares of common stock of The PB Financial Services Corporation, which the undersigned would be entitled to vote if personally present at the Annual Shareholders Meeting of The PB Financial Services Corporation to be held at the main office of The Peachtree Bank located at 9570 Medlock Bridge Road, Duluth, Georgia, on Tuesday, May 16, 2000, at 4:30 p.m., local time, and at any adjournment or postponement thereof (the "Annual Meeting") upon the proposals described in the Proxy Statement and the Notice of Annual Meeting of Shareholders, dated April 11, 2000, the receipt of which is acknowledged in the manner specified below.


Proposal 1.  To elect the following persons to serve as directors for a one-year term until the next annual meeting:

             Nominees: Robert D. Cheeley, Daniel B. Cowart, Paul D. Donaldson, Charles L. Douglas, Dexter R. Floyd, J. Edwin Howard, John J. Howard, J. Stephen Hurst, Charles A.
             Machemehl, III, J. Paul Maggard, Monty G. Watson

             [ ] FOR All Nominees              [ ] Withhold Authority to Vote
                 (except as may be noted below)    for All Nominees Listed Above

             To withhold authority to vote for any nominee, write that nominee's name below:

             ------------------------------------------------------------------


Proposal 2.  To amend Article 7 of the Company's Articles of Incorporation to
             provide for the directors to be divided into three classes with the classes to serve staggered terms of three years each.
             FOR    [ ]             AGAINST    [ ]           ABSTAIN    [ ]

Proposal 3.  To add a new Article 8 to the Company's Articles of Incorporation
             which requires a supermajority (66-2/3%) vote of the directors or the issued and outstanding shares to change the number of directors.
             FOR    [ ]             AGAINST    [ ]           ABSTAIN    [ ]

Proposal 4.  To add a new Article 13 to the Company's Articles of Incorporation
             which requires a supermajority (66-2/3%) vote of the issued and outstanding shares to approve any merger or share exchange of the Company with or into another corporation, or any sale, lease or other disposition of all or substantially all of the assets of the Company unless such transaction has been approved by the affirmative vote of two-thirds (66-2/3%) of the directors of the Company, in which case the affirmative vote of a majority of the issued and outstanding shares will be required.
             FOR    [ ]             AGAINST    [ ]           ABSTAIN    [ ]



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Proposal 5.  To add a new Article 14 to the Company's Articles of Incorporation
             which provides that the Board of Directors may consider factors in addition to price when evaluating an offer to acquire the Company.
             FOR    [ ]             AGAINST    [ ]           ABSTAIN    [ ]

Proposal 6.  To amend Article 9 of the Company's Articles of Incorporation to
             require that any amendment of Article 9 be approved by the affirmative vote of two-thirds (66-2/3%) of the issued and outstanding shares unless two-thirds (66-2/3%) of the directors of the Company have approved the amendment, in which case the approval of a majority of the outstanding shares will be required.
             FOR    [ ]             AGAINST    [ ]           ABSTAIN    [ ]

Proposal 7.  To amend Article 11 of the Company's Articles of Incorporation to
             require that any amendment of Article 11 be approved by the affirmative vote of two-thirds (66-2/3%) of the issued and outstanding shares unless two-thirds (66-2/3%) of the directors of the Company have approved the amendment, in which case the approval of a majority of the outstanding shares will be required.
             FOR    [ ]             AGAINST    [ ]           ABSTAIN    [ ]


Proposal 8.  In the discretion of the proxies on such other matters as may properly come before the Annual Meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS ABOVE.

Please sign this proxy exactly as your name appears below. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:_____________________________, 2000

                                    /s/
                                   ---------------------------------------
                                   Signature


                                    /s/
                                   ---------------------------------------
                                   Signature if held jointly

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE PB FINANCIAL SERVICES CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


I _____will _____will not attend the Annual Meeting.


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